       10.01.001


                           GEMCO NATIONAL, INC.

                        INCENTIVE STOCK OPTION PLAN



        l.  Purposes of the Plan.  The purposes of this

Incentive Stock Option Plan are to attract and retain the best available personnel for positions of substantial

responsibility, to provide additional incentive to all

Employees of the Company or any Parent or Subsidiary of the

Company which now exists or hereafter is organized or acquired by or acquires the Company, and to promote the success of the business of the Company.  Options granted hereunder are

intended to constitute incentive stock options within the

meaning of Section 422A of the Code.

        2.  Definitions.  As used herein, the following

definitions shall apply:

             (a)     "Board" or "Board of Directors" shall mean the

board of directors of the Company.

             (b)     "Code" shall mean the Internal Revenue Code of

1954,as amended.

             (c)     "Common Stock" shall mean the $.50 par value

common stock of the Company.

             (d)     "Company" shall mean Gemco National, Inc.

             (e)     "Committee" shall mean the committee appointed

by the Board in accordance with Paragraph (a) of

Section 4 of this Plan, or the Board if either no such








       10.01.002


committee shall have been appointed, or if appointed

shall no longer be in existence.

             (f)  "Employee" shall mean any person, including an

officer who is a director, employed (whether full-time

or part-time) by the Company or any Parent or

Subsidiary of the Company which now exists or hereafter

is organized or acquired by or acquires the Company.

             (g)  "Executive Committee" shall mean the Executive

Committee of the Company appointed by the Board.

             (h)  "Option" shall mean a stock option granted

pursuant to this Plan.

             (i)  "Optionee" shall mean an Employee who receives

an Option.

             (j)  "Parent" shall mean a "parent corporation," as

defined in Sections 425(e) and (g) of the Code.

             (k)  "Plan" shall mean this Incentive Stock Option

Plan of the Company.

             (l)  "Subsidiary" shall mean a "subsidiary

corporation," as defined in Sections 425(f) and (g) of

the Code.

        3.      Stock Subject to the Plan.  There shall be reserved

for issue upon the exercise of Options to be granted from time to time under this Plan an aggregate of 200,000 shares of the

Common Stock of the Company, which shares may be granted in

whole or in part as the Board of Directors or the Executive







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 10.01.003


Committee shall from time to time determine from authorized

but unissued shares of the Common Stock or issued shares of

the Common Stock which shall have been reacquired by the

Company.  If an Option shall expire or terminate for any

reason without having been exercised in full, the unpurchased shares covered thereby shall (unless this Plan shall have

terminated or have been terminated) be added to the shares

otherwise available for Options which may be granted in

accordance with the terms of this Plan.

        4. Administration of the Plan.

           (a) Procedural Rules.

               (1) This Plan shall be administered by the

Board; provided, however, that the Board may appoint a

Committee consisting of not less than three members of the

Board to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.  Once appointed, the Committee shall continue to serve until

otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause),

appoint new members in substitution therefor, fill vacancies however caused, and remove all members of the Committee and

thereafter directly administer this Plan.  A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present shall be deemed the action







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 10.01.004


of the Committee.  In addition, any decision or determination reduced to writing and signed by all of the members of the

Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.  The

Committee may appoint a secretary to keep minutes of its

meetings and may make such rules and regulations for the

conduct of its business as it shall deem advisable.

                (2)  No officer who is a Director shall be

eligible to receive an Option unless either (a) the granting of such Option shall be approved by the Board, a majority of whom shall be disinterested Directors, and a majority of the disinterested Directors acting on the matter shall approve the grant; or (b) the granting of such Option shall be approved by the Committee, all of the members of which shall be

disinterested Directors.  For the purpose of this Section

4(a)(2), a "disinterested Director" shall be any Director who shall not on the date of approval or at any time within the

year prior thereto have been eligible to receive an Option

under the Plan.

        (b)     Powers of the Committee.  Subject to the

provisions of this Plan, the Committee shall have authority:

to interpret this Plan; to prescribe, amend, and rescind rules and regulations relating to this Plan; and to make all other determinations deemed necessary or advisable for the

administration of this Plan.







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 10.01.005


           (c)  Effect of Committee's Decision.  All decisions,

determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of

any Options granted under this Plan.

        5.  Persons to whom Options May be Granted.  Options

may be to any Employee who does not own more than 10% of the total combined voting power of all classes of stock of the

Company or of any Parent or Subsidiary of the Company.

        6.  Number of Shares to be Covered by Options Granted

to Employees.  The number of shares of Common Stock covered by any Option shall be determined by the Board or Committee, as the case may be, provided that no Employee may receive in any calendar year Options under the Plan or any other plan within the meaning of Section 422A(b) of the Code of the Company or any Parent or Subsidiary of the Company covering shares of

Common Stock which have an aggregate Fair Market Value

(determined as of the date of the Options are granted) in

excess of $100,000.  The Fair Market Value of any share of

Common Stock at any date shall be:  (a) if the Common Stock

shall then be listed on an exchange or exchanges, the last

reported sales price per share on the day prior to such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the

closing reported bid once on such day on such exchange; or

(b) if the Common Stock shall not then be listed on an







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 10.01.006


exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (c) if the

Common Stock shall not be listed on an exchange or quoted on

NASDAQ, an amount determined in good faith by the Board or

Committee, as the case may be.

        7.  Factors to be Considered in Granting Options.  In

making any proposal as to Employees to whom Options shall be granted and as to the number of shares to be covered by such

Options, the Board of Directors or Committee, as the case may be, shall take into account the duties of the respective

persons, their present and potential contributions to the

success of the Company, or any Parent or Subsidiary of the

Company, the extent and value of their services to the Company or any Parent or Subsidiary of the Company, and such other

factors as they shall deem relevant in connection with

accomplishing the purpose of the Plan.

        8.  Term of Plan.  This Plan shall become effective

upon its adoption by the Board or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan, whichever is

earlier.  It shall continue in effect for a term of ten years unless sooner terminated under Section 17 of this Plan.

        9.  Term of Option.  No Option shall be exercisable

after the expiration of the earliest of:  (i) ten years after







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 10.01.007


the date the Option is granted; (ii) three months after the

date the Optionee's employment with the Company terminates, if such termination is for any reason other than permanent

disability or death; or (iii) one year after the date the

Optionee's employment with the Company terminates if such

termination is a result of death or permanent disability;

provided, however, that the option agreement for any Option

may provide for shorter periods in each of the foregoing

instances.  For the purpose of this Section 9, "permanent

disability" shall mean a disability of the type defined in

Section 105(d)(4) of the Code.

        10.  Option Prices.  The purchase price of the shares of

the Common Stock which shall be covered by each Option shall be determined by the Board or Executive Committee or

Committee, as the case may be, but in no event shall the

purchase price be less than the Fair Market Value of the

shares on the date the Option is granted.  The purchase price shall be paid in full in United States dollars upon exercise of an Option in cash, by check or, at the discretion of the

Board and upon such terms and conditions as the Board shall

approve, by transferring to the Company for redemption shares of the Common Stock of the Company at their Fair Market

Value.  Shares of Common Stock transferred to the Company upon exercise of options shall not increase the number of shares

available for issuance under the Plan.







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 10.01.008


        11.  Exercise of Option.  No Option shall be exercisable

during the lifetime of the Optionee by any person other than the Optionee.  Any Option shall be exercisable at such times and under such conditions as shall be permissible under the

terms of this Plan and the agreement evidencing the Option.

An Option may not be exercised for fractional shares of the

Common Stock of the Company.  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment

for the shares with respect to which the Option is exercised has been received by the Company.  Until stock certificates

have been issued (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), each applicable Optionee shall have no right to vote or receive dividends or any other rights of a stockholder notwithstanding the exercise of the Option.  No adjustment

will be made for a dividend or other rights for which the

record date is prior to the date the stock certificates are

issued except as provided in Section 14 of this Plan.


        12.  Transferability of Options.  No Option shall be

transferable by the Optionee otherwise than by will or the

laws of descent and distribution.

        13.  Prior Outstanding Option.  No Option granted under

this Plan shall be exercisable to any extent at any time while






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 10.01.009


there is "outstanding" any incentive stock option which was

granted before the granting of such Option to the Optionee by the Company or any Subsidiary or Parent of the Company or any

predecessor corporation of the Company or Parent or

Subsidiary.  For the purpose of this Section 13, an Option

shall be "outstanding" until such time as the Option is

exercised in full or expires by reason of lapse of time.

        14.  Adjustments Upon Changes in Capitalization.

             (a) If all or any portion of an Option is exercised

subsequent to any stock dividend, split-up, recapitalization,

combination, or exchange of shares, merger, consolidation,

acquisition of property or stock, separation, reorganization or other similar change or transaction of or by the Company,

as a result of which shares of any class shall be issued in

respect of outstanding shares of the Common Stock covered by

Options hereunder or shares of the Common Stock covered by

Options hereunder shall be changed into the same or a

different number of shares of the same or another class or

classes, the person or persons so exercising such an Option

shall receive, for the aggregate option price payable upon

such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted

and had not been disposed of, taking into consideration any







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 10.01.010


such stock dividend, split-up, recapitalization, combination,

or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other

similar change or transaction; provided, however, that no

fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on

account of any fractional share not issued.

        (b)     In the event of any such change in the shares,

the aggregate number and class of shares remaining available under the Plan shall be equal to the number and class of

shares which a person, to whom an Option for all remaining

available shares had been granted on the date preceding such change, would be entitled to receive as provided in this

Section 14.

        (c)     For purposes of this Section 14, an adjustment

is appropriate only where such adjustment merely reflects a

change in capitalization within the meaning of Treasury

Regulation Section l.422-2(b)(3) or a corporate transaction

within the meaning of Treasury Regulation Section 1.425-l(a)(l)

(II) and which does not constitute a modification, extension,

or renewal of the Option within the meaning of Section 425(h)

of the Code.

        15.  Option Agreements.  Each Option granted under this

Plan shall be evidenced by an agreement in such form and

containing such provisions (subject to and limited by the







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 10.01.011


terms of this Plan) as the Board or Executive Committee or

Committee shall from time to time approve.  Agreements

evidencing the Options need not be identical.

        16.  Time of Granting Options; Effective Date of Options.

The date of grant of an Option under this Plan shall, for all purposes, be the date which the Board or Executive Committee or Committee shall specify when authorizing the grant, or if no such date shall be specified, the date on which the Board or Committee by resolution authorizes the grant.  No Option

shall be effective, however, until the date the Optionee

executes and delivers to the Company the written option

agreement required under Section 15 of this Plan, and the

failure of the Optionee to execute and deliver the written

option agreement within fifteen days of the date the Company provides the Optionee with such agreement shall terminate the

Optionee's right to receive such Option, as if such Option

shall not have been granted.

        17.  Termination and Amendment of This Plan.  This Plan

shall terminate ten years after its adoption by the Board of

Directors, and an Option shall not be granted under this Plan after that date.  This Plan may at any time or from time to

time be terminated, modified, or amended by the stockholders of the Company by the affirmative vote of a majority in

interest of the Common Stock.  The Board of Directors may at any time and from time to time modify or amend this Plan to







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 10.01.012


conform to any change in the law, or in any other respect;

provided, however, that no such modification or amendment of the Board shall change:

                (a)     the provisions hereof relating to the

determination of persons to whom Options may be granted,

                (b)     the provisions hereof relating to adjustments

to be made upon changes in capitalization.

        The termination or any modification or amendment of this

Plan shall not, without the prior consent of any Optionee,

affect his rights under an Option theretofore granted to him.

        18.  Investment Representation.  Any person who is

issued Options or shares underlying any Option pursuant to

this Plan will be required to represent and acknowledge that the securities being purchased thereby will be purchased for investment and with no present intention of making any

disposition or sale thereof unless a current registration

statement is effective for the underlying shares under the

Securities Act of 1933, as amended ("Registration

Statement").  He will be further required to acknowledge that he has been advised that the underlying shares, which are to be issued upon exercise of the Option, have not been

registered for sale pursuant to the Securities Act of 1933, as amended, and that the securities constitute "restricted

securities" as that term is used in Rules 144 and 237 adopted under the Securities Act of 1933. Any person issued stock







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 10.01.013


under this Plan will be further required to sign an investment representation to that effect, and any stock issued pursuant to this Plan shall contain an investment legend to that effect unless such shares are covered by a current Registration

Statement.


        19.  Reservation of Shares.  The Company, during the

term of this Plan, will at all times reserve and keep

available such number of shares as shall be sufficient to

satisfy the requirements of this Plan.  The inability of the

Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder shall

relieve the Company of any liability in respect of the

nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.


























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